Exhibit 99.1 3Q 2022 | BUSINESS PRESENTATION Clinical Development of Disease-Modifying Therapeutics for Neurodegenerative Disease & Cancer Inhibikase.com : IKT

DISCLAIMER This presentation shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. This presentation contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. Inhibikase Therapeutics, Inc. (the “Company” or “we”) intends for the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” should, “will,” may”, “continue” and similar expressions. Such statements are subject to a number of assumptions, risks and uncertainties which may cause actual results, performance or achievements to be materially different from those anticipated in these forward-looking statements. You should read statements that contain these words carefully because they discuss future expectations and plans which contain projections of future clinical studies, regulatory approvals, product candidate development, results of operations or financial condition or state other forward-looking information. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. Important factors that could cause actual results to differ materially from those in the forward-looking statements are set forth in the Company’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K and its quarterly Form 10-Q, including under the caption Risk Factors”. We do not intend our use or display of other entities’ names, trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, any other entity. Inhibikase.com • : IKT 2

MULTI-THERAPEUTIC PIPELINE OF KINASE INHIBITOR THERAPEUTICS Developing innovative medicines across the therapeutic spectrum • Focused on developing novel therapeutics across a wide therapeutic spectrum including neurodegeneration, oncology and infectious diseases. • Aim to discover novel therapeutics by modeling human disease using the Company’s Re-engineering Approach with Metabolism Preserved (RAMP) medicinal chemistry platform • IkT-148009: Lead Abelson Tyrosine Kinase (c-Abl) inhibitor program has the potential to be a disease-modifying treatment for Parkinson’s disease (PD) and related disorders. Phase 2a '201' study open for enrollment. • IkT-001Pro: First oncology product is a BCR-Abl inhibitor with a potentially improved safety profile to standard of care imatinib mesylate for leukemias and gastrointestinal cancers. Submitted IND application for Chronic Myeloid Leukemia. • Robust patent portfolio with protection to 2033 (oncology) and 2036 (neurodegeneration). • $20.8 million in grants and contracts from NIH, DoD, the Michael J. Fox Foundation and the Georgia Research Alliance, all peer-reviewed; $63 million gross proceeds in investor capital in 2021 • Highly experienced management team, consultants, Board of Directors and Scientific Advisory Board Inhibikase.com • : IKT 3

COMPANY HIGHLIGHTS: MULTI-THERAPEUTIC PIPELINE

Inhibikase Therapeutics

Multi-Indication Pipeline in Neurodegeneration, Oncology and Infectious Disease

				CLINICAL DEVELOPMENT[1]				BIOMARKER[3]		
DRUG TARGET	DRUG CANDIDATE	MODALITY	DISEASE INDICATION	PRECLINICAL DEVELOPMENT	PHASE 1/1B	PHASE 2	PHASE 3	PRECLINICAL TARGET ENGAGEMENT	CLINICAL TARGET ENGAGEMENT	CAN BE USED FOR PATIENT SELECTION
Neurodegeneration										Yes
c-Abl	IkT-148009	Small molecule	Parkinson's Disease: Treatment Naive							
c-Abl	IkT-148009	Small molecule	Parkinson's Disease: Early Stage				4 Indications Pursued Through 2 INDs. Shares Same Phase 1 and 2[2]	Validated	Validating	Yes
c-Abl	IkT-148009	Small molecule	Neurogenic Constipation					Validated	Validating	Yes
c-Abl	IkT-148009	Small molecule	Dysphagia					Validated	Validating	Yes
c-Abl	IkT-148009	Small molecule	Multiple System Atrophy		IMPD/CTAs to be filed in EU, IND to be filed FDA,2022 and 2023. Shares Same Phase 1[2]			Validated	Validating	Yes
Oncology										
BCR-Abl	IkT-001Pro	Small molecule	Stable-phase CML (orphan indication)		505(b)(2) Path to Market			Validated	Validated	Yes
Research Phase										
c-Abl	IkT-148x	Small molecule	Dementia with Lewy Body					Validated	Validating	Unknown
c-Abl	IkT-148x	Small molecule	Multiple System Atrophy					Validated	Validating	Unknown
c-Abl	IkT-1427	Small molecule	Progressive multifocal leukoencephalopathy					Validated	Validating	Yes

(1). 'Clinical Development' progress bars represent the current state of the indicated programs. Blue arrows represent completed or in progress studies; white arrows represent planned approaches for future clinical studies.

(2). Four indications will be pursued for IkT-148009 in PD, which will be pursued through two INDs, one focused on treatment in the brain in treatment naïve or early-stage patients and the second focused on GI complications. MSA is a Parkinson's-like disease to enter clinical development at Phase 2 sharing the Phase 1 data for 148009 with PD. MSA moves forward in clinic ONLY if animal model study ongoing is positive.

(3). For biomarker status, 'Validated' refers to proof of target engagement in the target tissue which has been performed using rodent tissues and fluids. We are currently developing methods for using clinical samples for validating our ability to confirm target engagement in patients. 'Validating' in this context indicates ongoing efforts to prove target engagement using proprietary sources and methods under development from human tissues and fluids. Target engagement measures if and to what extent a compound occupies its target. 'Can be used for patient selection' refers to our ability to use one or more markers we are currently 'Validating' to screen patients for the presence of that marker as a means of defining the patients most likely to benefit from the proposed treatment.

Inhibikase.com • Nasdaq : IKT 4

Parkinson’s Disease Market & Parkinson’s Disease Market & Strategy Strategy Inhibikase.com • : IKT 5

THE MARKET 1 Large Market, Opportunity For Disease Modification Parkinson’s Disease in the U.S. By 2025, Parkinson’s disease Chronic Disease for a Long Time 930,000 – 1,200,000 drug sales are expected to 1 1/3 of a Patient’s Lifespan = 25 years U.S. Patients DOUBLE Pharma Insights, 2019 60,000 38,000 60 New Cases / Year Deaths / Year Average Age Of Onset Sales estimates by 2025 are expected to exceed Other illnesses complicate development $6.0 BILLION Men twice Pharma Insights, 2019 as likely as women to The country with the highest diagnosed prevalence is contract 47% 30% 35% 36% disease Arthritis Heart/Circulatory Psychosis Dementia THE U.S. DelveInsight, 2019 1 Parkinson’s Disease Foundation Decisions Resources 2016, Lewin Report in the Economic Burden and Future Impact of Parkinson’s disease, 2019.. Inhibikase.com • : IKT 6

COMMON FEATURES OF MISFOLDED PROTEIN DISEASES Causation in Parkinson’s and Alzheimer’s is 1 closely related What role does the misfolded protein play? 1 Nat. Neurosci. 21: 1332-1340 (2018) Inhibikase.com • : IKT 7

CAUSE OF NEURODEGENERATION Evaluation of the Misfolded Protein ‘Seed’ in Parkinson’s Reveals c-Abl as the Primary Culprit Play Video > Inhibikase.com • : IKT 8

How Inhibikase Will Modify Parkinson’s Disease: C-Abl Kinase Inhibition with IkT-148009 Inhibikase.com • : IKT 9

A MEDICINAL CHEMISTRY APPROACH THAT BUILDS ON EXISTING KNOWLEDGE TM Discovery using a Re-engineering Approach with Metabolism Preserved (RAMP ) Inhibikase.com • : IKT 10

IS A SMALL MOLECULE c-ABL INHIBITOR IkT-148009 is Low Toxicity, Selective, Brain Penetrant 1 c-Abl Inhibitor in Clinical Development TOXICOLOGY IN RAT/MONKEY Human equivalent dose of 1460 mg Imatinib Dasatinib Nilotinib IkT-148009 Cardiovascular None 120 Renal None Liver None 100 Bone marrow None • Selective Inhibitor of 80 Sternum None c-Abl1 and Abl2/Arg Blood None 60 PBMCs Slight increase in • Design suppressed neutrophils within toxicity of cancer 40 normal limits drugs in this class Cytotoxicity None in primary 20 or mature cells • Low or no apparent organ toxicity at current Sustained brain > 1 micromolar 0 level of knowledge c-Abl1 c-Abl2/Arg c-Kit PDGFRa PDGFRb concentration 1 13 week and 39 week toxicology data shows IkT-148009 • High brain penetrance Inhibition of these enzymes leads to toxicity has a more favorable toxicity profile as dosing is extended Inhibikase.com • : IKT 11 IC (nm) 50 0.6 48 33 1 41 14 31 5 90 100 28 72 100 28 72 Greater Inhibition

MODIFIES PARKINSON'S DISEASE c-Abl inhibition by IkT-148009 blocks the four pillars of Parkinson’s disease 1 in Validated Animal Models a -Synuclein Toxicity Neurodegeneration Motor Dysfunction Neuroinflammation clears preserves restores suppresses to baseline in the as much as 85% as much as 90% to near baseline organs of disease of brain neurons of lost function in the organs of disease 1 Werner and Olanow, Mov. Disord. (2021) 37:6-15. Inhibikase.com • : IKT 12

Clinical Development of IkT-148009 Inhibikase.com • : IKT 13

PHASE 1 TRIAL IN SAFETY AND DOSING PHASE 1/1B: Dose Proportional Clinical Pharmacokinetics & No Clinically Significant Adverse Events Healthy Subjects Value Parkinson Patient Value Category Demographic (% of Total N=88) (% of Total, N=13) Gender Female 34 (38.6) 6 (42.8) Male 54 (61.4) 7 (57.2) Age Average (SD) 57.9 (5.72) 62.5 Median 58.0 62 IkT-148009 does not Range 45, 69 57, 70 lead to typical c-Abl Ethnicity Hispanic or Latino 13 (14.8) 3 (23.1) inhibitor adverse events: Not Hispanic or Latino 75 (85.2) 10 (76.9) No GI Race Black or African American 54 (61.4) 2 (15.4) No Cardiovascular White 33 (37.5) 11 (84.6) No Hematological Other 1 (1.1) 0 (0) Adverse events 7 (7.9), all clinically insignificant 5 (38.5) Inhibikase.com • : IKT 14

PHASE 1 TRIAL IN SAFETY AND DOSING PHASE 1: Dose Proportional Clinical Pharmacokinetics & No Clinically Significant Adverse Events Clinical Pharmacokinetics of IkT-148009-SAD Cmax AUC Linear (Cmax) Linear (AUC) 200000 R² = 0.9977 6000 180000 R² = 0.9905 160000 SIGNIFICANCE OF 5000 140000 CLINICAL 4000 PHARMACOKINETICS 120000 100000 3000 High exposures at low oral 80000 dose; linearly dose 2000 proportional up to 175 mg. 60000 Exposures at 75 mg IkT- 40000 148009 comparable to 1000 1 20000 500 mg imatinib Therapeutic dosing range 1 0 0 FDA summary data for approval 21-335 0 20 40 60 80 100 120 140 160 180 Oral Dose (mg) Inhibikase.com • : IKT 15 Mean Cmax (ng) Mean AUC 0-∞ (ng-h/mL

PHASE 1B TRIAL TO EVALUATE SAFETY IN PARKINSON'S PATIENTS PHASE 1B: § Pharmacokinetics in patients similar to elderly healthy subjects with similar T and 1/2 exposures (both C and AUC ). max 0-inf § PD assessments do not demonstrate a worsening of disease Inhibikase.com • : IKT 16

ONGOING TRIALS IN SAFETY AND DOSING CLINICAL PHASE 2: the ‘201’ Trial JUNE, 2022 u 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 PHASE 2a (Up to 12 months) PHASE 2A ‘201’ TRIAL / 3 Months Dosing Across 3 Doses • Secondary endpoints UPDRS II, III, II+III, PGI-S, CGI-S, • 3 dosing cohorts, 1 placebo cohort Epworth Sleepiness Scale, NMSS, PDQ-39, CSBM, PAGI-SYM, PAC-QOL, PAGI-SYM-QOL • 120 patients’ total • Exploratory endpoints: Phospho-alpha-synuclein in • 30 patients/dose 1:1:1:1 randomized GI, Skin and CSF; Whole Gut Transit Time 12-week dosing 1x/day TM (SmartPill ) • Treatment naïve/Early stage patients • Descriptive statistics (Hoehn & Yahr ≤ 3.0) Why just 3 months?: • Primary endpoints: safety, tolerability Animal GI Recovery < 4 weeks Animal Brain Recovery < 8 weeks Inhibikase.com • : IKT 17

Stable-Phase Chronic Myelogenous Leukemia Market and Strategy Inhibikase.com • : IKT 18

THE MARKET 1 Accessible Market Opportunity Despite Presence of Generic CML in the U.S. Prevalence of Chronic Myeloid Leukemia in the U.S. • Patients commonly switch due to intolerance or 3 lack of response ® • Intolerance to Gleevec occurs in 30% of patients, leading to lack of treatment 4 compliance and relapse • Second generation treatments have severe ® ® adverse events (i.e. Sprycel or Tasigna ) ® • Best approach in our view: reduce Gleevec side effects 1 Jabbour E, Kantarjian H. Am. J. Hematol. 89:548–556 2 IMS-Iqvia retail sales data 2016-2020 3 Am J. Hematology (2019) 94:46-54 4 Annals of Hematology (2018) 97:1357–1367 $330.5 million in net U.S. Sales > 57% market share 50% of recipients experience u u u 2 ® for branded and generic Gleevec® Generic Gleevec Grade 2 GI adverse events Inhibikase.com • : IKT 19

IkT- 001Pro STRATEGY IkT-001Pro releases the active ingredient imatinib only in blood 4-carbon atom linker imatinib linker gut wall + pH 2-6 pH 7 (blood) (stomach, ileum, duodenum) Lifetime in blood < 10 min Inhibikase.com • : IKT 20

IkT- 001Pro IS A SMALL MOLECULE BCR-Abl INHIBITOR

Inhibikase Therapeutics

IkT-001Pro:

Lower GI Toxicity Alternative to Generic Gleevec®

Measurement of IkT-001Pro in Non-Human Primates				
	No Adverse Event Level (mg/kg) **NOAEL**	Cmax (mean, ng/mL)	Tmax (mean, h)	AUC_{0-T} (mean, ng-h/mL)
Imatinib (Day 91)[1]	15	176/206 (M/F)	4/3 (M/F)	1540/1960 (M/F)
IkT-001Pro (Day 28)	75	400/318 (M/F)	5.3/3.7 (M/F)	5220/3890 (M/F)

[1]FDA summary data for approval 21-335

▲ **3x** higher dose of imatinib delivered as 001Pro

NO ADVERSE EVENTS

▲ **3x** increased exposure

RESULTS SUGGEST THAT:

- ✓ Achieve dose flexibility, including use of higher dosing due to lower AEs
- ✓ Suppress GI and other adherence-related adverse events

Inhibikase.com • Nasdaq : IKT 21

TRIALS IN BIOEQUIVALENCE AND SUPERIORITY Clinical Development of IkT-001Pro JUNE, 2022 u 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 Bioequivalence IkT- 001Pro (Up to 3 months) Single dose two-part trial to bioequivalence • Part 1: 3 dosing cohorts, 10 subjects each to find dose equivalent to 400 mg imatinib mesylate IkT- 001Pro measuring 96 hr pharmacokinetics Bioequivalence • Part 2: Confirmatory single dose measure in 32 subjects confirming 96 hr pharmacokinetics ‘501’ Trial • Will confer with FDA on NDA path under the 505(b)(2) statute following the 501 trial Superiority to standard of care in CML IkT- 001Pro • Wait-list control crossover design comparing 001Pro to 400 mg imatinib over 6 months • 98 patients dosed 1x/day Planned • Primary endpoints are patient-reported outcome measures of GI disturbance and frequency ‘502’ Trial of diarrhea. • Planned to conduct ‘502’ trial coincident with pursuit of NDA under the 505(b)(2) statute Inhibikase.com • : IKT 22

Selected Stock and Financial Data In Inh hiib biik ka as se e.c .co om m • • :: IK IKT T 23 23

COMPANY HIGHLIGHTS Selected Financial and Stock Data Capitalization Table June 30, 2022 June 30, 2022 Balance Sheet (last reporting period) Common Shares Outstanding 25,227,051 Current Assets: Options (WAEP: $2.25) 4,238,056 Cash $32,212,276 Warrants (WAEP: $5.21) 1,561,913 Grants Receivable $6,552 Fully Diluted Shares Outstanding 30,622,020 Prepaid research and $919,053 development $20.8M non-dilutive grant revenue pre-IPO (NIH, DoD, State gov’ts) Prepaid expenses and other $811,482 current assets Total Current Assets $33,949,363 Total Current Liabilities $4,490,305 Working Capital $29,459,058 Active grant funding available in $314,228 accounts held by the U.S. treasury Total Working Capital $29,773,286 Inhibikase.com • : IKT 24

COMPANY HIGHLIGHTS

Upcoming Milestones: 3Q 2022


IkT-148009
Inhibikase Therapeutics

- First randomized patient in IkT-148009 Phase 2a study in treatment naive Parkinson's patients
- Design PK bridging study to evaluate pill formulation for IkT-148009 and effect of food on PK in PD patients
- Complete first of two animal model validation studies of IkT-148009 in MSA
- File IND for IkT-148009 in the US for MSA; Seek orphan drug designation in the US
- Begin characterizing novel compounds as follow-ons to IkT-148009


IkT-001Pro

- Commence bioequivalence clinical study following FDA review of the IND or receipt of Study May Proceed letter
- Design and develop superiority study for IkT-001Pro relative to standard-of-care in CML
- Begin business development efforts for commercial partnership

Inhibikase.com • Nasdaq : IKT 25

ABOUT US / EXECUTIVES

Inhibikase Therapeutics

Management Team with Deep Experience in Drug Development and Commercialization

Milton Werner, PhD
President & CEO

Previously, Dr. Werner served as Director of Research at Celtaxsys. From September 1996 until June 2007, Dr. Werner was a Head of the Laboratory of Molecular Biophysics at The Rockefeller University in New York City. Throughout his scientific career, Dr. Werner has been an innovator integrating chemistry, physics, and biology into a comprehensive approach to solving problems in medicine. Dr. Werner is the author or co-author of more than 70 research articles, reviews, and book chapters and has given lectures on his research work throughout the world.

NIH · The Rockefeller University · Celtaxsys

Joseph Frattaroli, CPA
Chief Financial Officer

Mr. Frattaroli is a certified public accountant with more than 15 years of experience in public company filings and compliance for Nasdaq and OTC Markets companies. Previously, he provided chief financial officer and consulting services for several emerging biopharmaceutical and medical device companies, with responsibilities that included capital formation, deal structuring, and assisting private companies in their transition to becoming publicly traded SEC registrants.

vaso active · EY · Xenetic

C. Warren Olanow, MD,
Interim Chief Medical Officer and Chief Executive Officer of CLINTREX.

Dr. Olanow is the former Henry P. and Georgette Goldschmidt Professor and Chairman of the Department of Neurology at the Mount Sinai School of Medicine Prior to joining Mount Sinai, he served on the faculties of McGill University, Duke University, and the University of South Florida. He is the former President of the Movement Disorder Society, past President of the International Society of Motor Disturbances, and former Treasurer of the American Neurological Association. He has served on the executive committee of the Michael J. Fox Foundation Scientific Advisory Board, and he is the former Chairman of the Scientific Advisory Board of the Bachmann-Strauss Parkinson Foundation and of the Dystonia Foundation. Dr. Olanow is the former Co-Editor-in-Chief of the journal Movement Disorders. Dr. Olanow received his medical degree from the University of Toronto, performed his neurology training at the New York Neurological Institute at Columbia Presbyterian Medical Center at Columbia University, and undertook postgraduate studies in neuroanatomy at Columbia University and authored more than 600 articles in the field of neurodegeneration.

Icahn School of Medicine at Mount Sinai · CLINTREX

Inhibikase.com • Nasdaq : IKT 26

ABOUT US / BOARD OF DIRECTORS

Inhibikase Therapeutics

Mr. Dennis Berman

- Co-founder, board member, and/or seed investor in many private biotechnology and technology companies, five of which have gone public.
- Currently serves as the President of Molino Ventures, LLC a board advisory and venture capital firm and was co-founder and Executive Vice President of Corporate Development of Tocagen.
- Seed investor, co-founder, and/or board member of Intervu, Kintera, Inc., Gensia, Calabrian

Dr. Roy Freeman, MD

- Professor of Neurology at the Harvard Medical School and Director of the Center for Autonomic and Peripheral Nerve Disorders in the Department of Neurology at Beth Israel Deaconess Medical Center
- Former chairman of the World Federation of Neurology research group on the autonomic nervous system, former President of the American Autonomic Society, and former chairman of the Autonomic Section of the American Academy of Neurology.
- Editor-in-Chief of Autonomic Neuroscience: Basic and Clinical and on the editorial boards of The Clinical Journal of Pain, Pain: Clinical Updates, and Clinical Autonomic Research.
- Serial founder of several companies in pain and neurodegenerative disease and is on the scientific advisory boards of many large and small pharmaceutical and biotechnology companies.

Dr. Paul Grint, MD

- 20+ years experience in biologics and small-molecule research and development, including the successful approval and commercialization of products in the infectious diseases, immunology, and oncology therapeutic areas.
- Director of Amplyx Pharmaceuticals and Synedgen.
- Served in senior management roles at Cerexa, Forest Laboratories, Kalypsys, Pfizer, IDEC Pharmaceuticals, and Schering-Plough Corporation.
- Fellow of the Royal College of Pathologists and a medical degree from St. Bartholomew's Hospital College, University of London.

Ms. Elizabeth O'Farrell

- 25-year career with Eli Lilly and Company, lastly serving as Chief Procurement Officer and Leader, Global Head of Shared Services
- Served in senior management at Lilly including Senior Vice President, Policy and Finance; Senior Vice President, Finance; Chief Financial Officer, Lilly USA; Chief Financial Officer, Lilly Canada; and General Auditor. Before joining Eli Lilly, Ms.
- Director of PDL BioPharma, Geron Corporation and Lensar
- BS in accounting with honors and an MBA in management information systems from Indiana University.

Inhibikase.com • Nasdaq : IKT

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ABOUT US / INDUSTRY-LEADING ADVISORS

Inhibikase Therapeutics

Robert Hauser, MD
Professor of Neurology, University of South Florida College of Medicine - Director USF Parkinson's Disease and Movement Disorders Center

Jeffrey Kordower, PhD
Founding Director
ASU-Banner Neurodegenerative Disease Research Center (NDRC)
The Charlene and J. Orin Edson Distinguished Director at the Biodesign Institute
Professor of Life Sciences
Arizona State University

Dr. Ken Marek
President and Senior Scientist, Institute of Neurodegenerative Disorders

Dr. Ted Dawson, MD, PhD
Neurodegeneration and Stem Cell Programs, Institute for Cell Engineering, Departments of Neurology, Physiology, Pharmacology, and Molecular Sciences - The Johns Hopkins University School of Medicine

Dr. Valina Dawson, PhD
Neurodegeneration and Stem Cell Programs, Institute for Cell Engineering, Departments of Neurology and Physiology
The Johns Hopkins University School of Medicine

Dr. Warren Olanow, MD, FRCPC
Henry P. and Georgette Goldschmidt Professor and Chairman Emeritus, Mount Sinai School of Medicine
CEO, Clintrex Research Corporation

Dr. Karl Kieburtz, MD, MPH
Robert J. Joynt Professor in Neurology, Senior Associate Dean for Clinical Research, Director of the Clinical &Translational Science Institute, Founder Center for Human Experimental Therapeutics (CHET)- University of Rochester Medical Center
President Clintrex Research Corporation

Dr. Jay Pasricha, MBBS, MD
Director, Johns Hopkins Center for Neurogastroenterology
Professor of Medicine



Inhibikase.com • Nasdaq : IKT 28

CONTACT E: info@inhibikase.com PH: 678-392-3419 GEORGIA OFFICE 3350 Riverwood Parkway Suite 1900 Atlanta, GA 30339 MASSACHUSETTS OFFICE 1 Cranberry Hill Suite 200 Lexington, MA 02421 Inhibikase.com : IKT